Execution Copy

Exhibit 10.43

AMENDMENT No. 2

to the

NON-EXCLUSIVE LICENSE AGREEMENT

Dated 6 February 2012

Between

BIOWA, INC.

and

LONZA SALES AG

and

FIVE PRIME THERAPEUTICS, INC.

LGL-4454

CONFIDENTIAL

[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Execution Copy

THIS AMENDMENT No. 2 (this “Amendment”) is made the 17th day of April, 2018 (the “Effective Date”)

BETWEEN

BIOWA, INC., a Delaware corporation, with a principal place of business at 212 Carnegie Center, Suite 400, Princeton, NJ 08540, USA (“BioWa”)

AND

LONZA SALES AG incorporated and registered in Switzerland whose registered office is at Muenchensteinerstrasse 38, CH-4002, Basel, Switzerland, (“Lonza")

(together the “Licensor”)

AND

FIVE PRIME THERAPEUTICS, INC., a Delaware corporation with a principal place of business at 111 Oyster Point Boulevard, South San Francisco, California 94080, USA (“Licensee”).

WHEREAS

A.

Licensor and Licensee entered into a Non-Exclusive License Agreement dated 6 February 2012, as amended on 6 June 2013 (hereinafter referred to as the “Agreement”) under which (inter alia) Licensor released materials to Licensee for the purposes of the Commercial License (all as therein defined); and.

B.	Licensor and Licensee now wish to amend the terms of the Agreement.

NOW THEREFORE in consideration of the mutual promises and covenants contained herein and other good and valuable consideration the sufficiency of which is acknowledged, and intending to be legally bound, it is hereby agreed by and between the Parties to amend the Agreement as follows:

LGL-4454

CONFIDENTIAL

[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Execution Copy

1.	Capitalized terms used in this Amendment No. 2 and not otherwise defined herein shall have the same meanings ascribed to such terms in the Agreement.

2.

In accordance with Section 2.2.2 of the Agreement, Licensor hereby consents to Licensee’s written request dated December 9, 2016 that Licensor consent to: (i) the transfer of Transfected Cells by the Licensee to [***], a [***] (hereafter “[***]”) at its [***] facility only, notwithstanding the fact that the Parties understand that [***] is, as of the date of this Amendment No. 2, a Competing Contract Manufacturer; and (ii) the sublicense to [***] at its [***] facility only of the rights to make the Product only for the benefit of Licensee as granted to Licensee under Section 2.1 of the Agreement. Such sub-licensing referred to in this Amendment No. 2 shall be subject to the terms of the Agreement, including, without limitation, Sections 2.2.3 and 2.3. Licensee shall at all times remain responsible for the acts and omissions of [***] in connection with such sub-licensing as set forth in Section 2.3 of the Agreement.

3.	Licensee shall pay to Lonza the initial payment of the Lonza Annual License Fee when and as applicable, in accordance with terms set out under Section 6.3 of the Agreement.

4.	Save as herein provided all other terms and conditions of the Agreement shall remain in full force and effect.

[Remainder of page intentionally blank; signature page follows]

LGL-4454

CONFIDENTIAL

[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Execution Copy

IN WITNESS WHEREOF the Parties have caused this Amendment No. 2 to be executed by their respective representatives thereunto duly authorised effective as of the day and year first above written.

Signed for and on behalf of

BIOWA, INC.	../s/ Takeshi Masuda....................

Takeshi Masuda

TITLE:  President and CEO

Signed for and on behalf of	.../s/ Albert Pereda.......................

LONZA SALES AG

...Senior Legal Counsel............... TITLE

Signed for and on behalf of	.../s/ Cordula Altekrüger...............

LONZA SALES AG

...Senior Legal Counsel............... TITLE

Signed for and on behalf of	.../s/ Kevin Baker........................

FIVE PRIME THERAPEUTICS, INC.

..SVP, Development Sciences....  TITLE

LGL-4454

CONFIDENTIAL

[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.